Local is more than around the corner or down the street. Local is about where you're from, how you grew up and the unique characteristics that make you who you are. Local is rooted. It's part of the landscape and woven into the fabric. It's the heritage that defines a place and makes it distinct from all others. Local doesn't buy customers; it earns them by delivering valued service at a reasonable price with integrity and personal attention. Alliance Bank is local. We didn't move here; we've been here all along, taking in local deposits from people we know and using those deposits to finance local mortgages, local car loans, and local business loans. For us, banking is more than a business. The people we serve are neighbors and friends. We live by the decisions we make here. There's no luxury of distance between us and our customers. We deliver the best possible financial products and services to our customers, face-to-face in our branches or online. We didn't move into town. We were here. We grew up here. This is home. That's what makes us local, and proud of it.

Exhibit 99.1

Alliance Bank NA
expect different...
from a local bank.

Forward Looking Statements
This presentation contains certain “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to the financial conditions, results of operations and business of Alliance. The words “may,” “could,” “should,” “would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements.  These forward-looking statements involve certain risks and uncertainties.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following:
changes in the interest rate environment that reduce margins;
changes in the regulatory environment;
the highly competitive industry and market area in which we operate;
general economic conditions, either nationally or regionally, resulting in, among other things, a deterioration in credit quality;
changes in business conditions and inflation;
changes in credit market conditions;
changes in technology used in the banking business;
the soundness of other financial services institutions which may adversely affect our credit risk;
certain of our intangible assets may become impaired in the future;
our controls and procedures may fail or be circumvented;
new line of business or new products and services which may subject us to additional risks;
changes in key management personnel which may adversely impact our operations;
the effect on our operations of recent legislative and regulatory initiatives that were or may be enacted in response to the ongoing financial crisis;
other factors detailed from time to time in our Securities and Exchange Commission filings
Although we believe that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from the results discussed in these forward-looking statements.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  We do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Alliance Bank N.A.

expect different...
from a local bank.

Events of 2011
Alliance Bank produced Fifth Consecutive Year of
Record Performance
• We continued to differentiate ourselves:
• Provided excellent customer service to our clients
• $107 million in Residential Mortgage Closings
• Supported local companies with our “willingness to lend” attitude
• $75.9 million in Commercial loan originations in 2011
• $856.6 million in overall loan originations over the last three years

2011 Highlights
• 2011 FDIC deposit market share numbers for the Syracuse MSA
(Metropolitan Statistical Area), which include Onondaga, Madison and
Oswego Counties: Alliance Bank has maintained its #4 position, topping
Bank of America and JP Morgan Chase. In the top four we join M&T (#1),
KeyBank (#2) and HSBC (#3). In the Cortland Micro market, where we remain #1, we maintained our market share of 40%.
• Alliance Financial Corporation was once again recognized by investment bank and financial services specialist Keefe, Bruyette & Woods (KBW) on its Bank Honor Roll. Alliance was one of only 40 banking institutions recognized nationwide for this distinction; banks must have over $500 million in assets to be eligible.
• Alliance Financial Corporation repeated as one of the Top 200 Performing
Community Banks in the Country
–
2012 ranking #113 (U.S. Banker Magazine, May 2012)
–
2011 ranking #123 (U.S. Banker Magazine, June 2011)
–
2010 ranking #189 (U.S. Banker Magazine, August 2010)

Performance of Major Lines of Business
Commercial Banking
• $31 million of new commitments to new and existing customers in the Fourth Quarter of 2011
• Our investment in people is generating returns
• Credit Quality metrics compare very favorably to northeast peers
• Our Cash Management products provide a competitive advantage
Retail Banking
• Branches operating efficiently and providing a high level of customer service
• Product Sales based on our customers’ needs not our assigned goals
• Indirect Auto continues to be strategically important
• In the last two months, closed in excess of $30 million in loans
• Credit Quality in our Retail Loan Portfolio continues to be excellent
Investment Management
• Assets under Management: $828 million at year-end 2011, $873 million as of 4/30/12
• In spite of volatile markets, a significant profit contributor
• Efforts continue to grow this business organically and via acquisition

Deposit Leadership

$ In Millions
300,000
250,000
200,000
150,000
100,000
50,000
0
A
L
N
C
Alliance Bank
First Niagara
KeyBank
HSBC
Citizens Bank
Tompkins Trust
Financial Institutions

Alliance Bank NA

expect different...
from a local bank.

Cortland County A L N C ALNC= 40.93% of Deposit Market Share FDIC Deposit Market Share Report (June 30, 2011)

$ In Millions
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
A
L
N
C
Financial Institutions
Oneida Savings
Alliance Bank
State Bank of Chittenango
KeyBank
M & T

Alliance Bank NA

expect different…
from a local bank.

Madison County A L N C ALNC= 28.66% of Deposit Market Share FDIC Deposit Market Share Report (June 30, 2011)

$ In Millions
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
A
L
N
C
M & T
KeyBank
HSBC
Alliance Bank
Bank of America
JP Morgan Chase
Financial Institutions

Alliance Bank NA

expect different…
from a local bank.

Syracuse MSA A L N C ALNC= 7.87% of Deposit Market Share FDIC Deposit Market Share Report (June 30, 2011)

$ In Millions
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
A
L
N
C
Financial Institutions
PathFinder
Fulton Savings
HSBC
Bank of America
Alliance Bank

Alliance Bank NA

expect different...
from a local bank.

Oswego County ALNC= 12.89% of Deposit Market Share A L N C FDIC Deposit Market Share Report (June 30, 2011)

Residential Mortgages
• Sustained leadership share in Cortland and Madison Counties
• Largest market share of any local bank headquartered in
Onondaga County
• From January 2012 through April 2012, closed 320 residential mortgages totaling approximately $45 million
• 72% were re-finances
– Of which 62% were existing ALNC mortgages
• 28% new purchases

$ In Millions
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
A
L
N
C
Financial Institutions
Empower FCU
M & T
Wells Fargo
Syracuse Securities
KeyBank
SEFCU
Alliance Bank

Alliance Bank NA

expect different…
from a local bank.

A L N C 2011 Onondaga County Residential Mortgage Filings As of December 31, 2011 Onondaga County Clerk’s Office data reported by Independent Title Agency

J. Daniel Mohr Chief Financial Officer Alliance Financial Corporation

$ in Millions
1,600
1,400
1,200
1,000
800
600
400
200
0
2007
2008
2009
2010
2011
Q1 2012

Alliance Bank NA

expect different...
from a local bank.

Assets • Navigating low interest rate environment through prudent balance sheet management

$ in Millions
1,000
900
800
700
600
500
400
300
200
100
0
2007
2008
2009
2010
2011
Q1 2012
Residential Mortgage
Commercial Loans
Leases, net
Indirect Auto
Consumer

Alliance Bank NA

expect different...
from a local bank.

Loans and Leases
•
Well-balanced portfolio diversification
•
$255 million of originations in 2011
•
Sold $60 million of fixed rate mortgages to manage interest rate risk
2007 2008 2009 2010 2011 Q1 2012 Change
Average yield :        6.7%            6.1%         5.5% 5.2%          4.9%           4.6%          -2.1%

- *Stable, diversified deposit base*
- *71% of deposits in Demand, Savings and Money Market accounts*

$ in Millions
1,200
1,000
800
600
400
200
0
2007
2008
2009
2010
2011
Q1 2012
Demand
Savings
Money Market
Time

Alliance Bank NA

expect different… from a local bank.

Deposits 2007 2008 2009 2010 2011 Q1 2012 Change Average cost : 3.0% 2.3% 1.3% 1.0% 0.7% 0.5% -2.5%

- *Non-Performing Assets significantly lower than $1B - $5B peer banks*

5.25%
4.50%
3.75%
3.00%
2.25%
1.50%
0.75%
0.00%
1.02%
3.13%
2.82%
0.53%
0.84%
0.65%
2007
2008
2009
2010
2011
Q1 2012
Alliance
SNL Banks $1B - $5B

Alliance Bank[NA]

expect different…
from a local bank.

Non-Performing Assets/Total Assets

12,000
10,000
8,000
6,000
4,000
2,000
0
2007
2008
2009
2010
2011
Q1 2012

Alliance Bank NA

expect different...
from a local bank.

Allowance for Credit Losses $ in Thousands • Substantial reserves against possible credit losses

• *Strong balance sheet supported by ample tangible common equity*
• *Bank regulatory capital ratios comfortably above well-capitalized thresholds*

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.7 %
8.5 %
13.8 %
15.1 %
TCE
Tier 1 Leverage
Tier 1 RB
Total RB
Well Capitalized Minimum
Excess Over WC

Alliance Bank NA
expect different… from a local bank.

Strong Capital Ratios December 31, 2011

14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$2.90
$2.70
$2.50
$2.30
$2.10
$1.90
$1.70
$1.50
$1.96
$2.21
$2.24
$2.48
$2.80
2007
2008
2009
2010
2011
Net Income
Preferred Dividend
Common EPS

Alliance Bank NA

expect different...
from a local bank.

Net Income Diluted EPS $ in Thousands • Record net income five consecutive years

15%
10%
5%
0%
-5%
-10%
-15%
8.48%
8.47%
9.88%
5.78%
2007
2008
2009
2010
2011
Alliance
SNL Banks $1B - $5B

Alliance Bank NA
expect different... from a local bank.

• Disciplined community banking philosophy delivers relatively stable return on equity Return on Average Equity

Alliance Bank NA

expect different...
from a local bank.

Net Interest Income
Net Interest Margin
$ in Thousands
•
Exceptionally low interest rates pressure net interest margin
3.02%
3.35%
3.55% 3.55%
3.43%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
2007 2008 2009 2010 2011
Net Interest Income Net Interest Margin

24,000
20,000
16,000
12,000
8,000
4,000
0
39.3%
34.9%
30.1%
30.4%
30.1%
2007
2008
2009
2010
2011
Investment Mgmt.
Service Charges & Fees
Insurance
Gain on Sale of Loans
Other
Gain on Sale of Securities

Alliance Bank NA
expect different… from a local bank.

Non-Interest Income Non-Interest Income/Total Income* $ in Thousands *excludes non-recurring items • Non-interest rate sensitive income a significant component of revenue

Alliance Bank NA

expect different…
from a local bank.

Provision for Credit Losses $ in Thousands 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2007 2008 2009 2010 2011

Alliance Bank NA

expect different...
from a local bank.

Non-Interest Expenses $ in Thousands 0 8,000 16,000 24,000 32,000 40,000 48,000 2007 2008 2009 2010 2011

Alliance Bank NA

expect different…
from a local bank.

First Quarter 2012 Highlights
1
st
Q 2012 1
st
Q 2011 Change
Net income $  2,639 $  3,306 -20.2%
Diluted EPS $0.55 $0.70 -21.4%
Net interest income 9,841 10,983 -10.4%
Provision for credit losses — 200 -100.0%
Non-interest income 4,476 4,586 -2.4%
Non-interest expense 10,888 10,979 -0.8%
Net interest margin 3.22% 3.44% -22bp
Dollars in thousands, except per share amounts

Year To Date
-0.5
11.3
-5.0
0.0
5.0
10.0
15.0
Price Change (%)
ALNC
SNL Banks $1B - $5B

One Year
-3.2
3.2
-4
-2
0
2
4
Price Change (%)
ALNC
SNL Banks $1B - $5B

Three Year
36.9
-3.4
-10
0
10
20
30
40
Price Change (%)
ALNC
SNL Banks $1B - $5B

Five Year
9.7
-49.5
-60
-40
-20
0
20
Price Change (%)
ALNC
SNL Banks $1B - $5B

Alliance Bank NA

expect different…
from a local bank.

Stock Price Performance As of May 10, 2012

Jack H. Webb Chairman, President and CEO Alliance Financial Corporation

2012 Initiatives
• Further leverage our well respected Brand
• Continue to provide excellent customer service
• Sustained focus on growth within Central New York
• Grow organically as well as via appropriate acquisitions
• Blend traditional and evolving delivery services
• We must appeal to the growing population that opts for
technology rather than branches
• All of our activities and initiatives must take place while complying with heightened regulatory oversight

It is good to be Alliance Financial Corporation
• We are executing our strategies from a position of strength
• We are well capitalized
• Credit quality metrics compare very favorably to our peer group and national averages
• Our People are well respected and passionate
• Our Brand is well known and highly respected
• Significant regulatory and compliance pressures will provide opportunities
• Banks of many sizes will not be able to contend with evolving requirements
• Small banks will seek strategic partners
• Large banks continue to lack focus on Central New York
• Alliance is positioned for opportunity in 2012 and beyond
Alliance Bank

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